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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) GOVERNMENT
               LIMITED MATURITY FUND
               SEMIANNUAL REPORT o JUNE 30,2001


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 27 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Trustees and Officers ..................................................... 29

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
   Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The

NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended
June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1)Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2)Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
   (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3)Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended
   June 30, 2001.

(4)Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
     D. RICHARD SMITH

For the six months ended June 30, 2001, the fund's Class A shares provided a total return of 3.43%, Class B shares 2.92%, Class C shares 3.01%, and Class I shares 3.50%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a 4.04% return over the same period for the fund's benchmark, the Lehman Brothers One- to Three-Year Government Index (the Lehman Index). The Lehman Index tracks public obligations of the U.S. Treasury with remaining maturities of one to three years. During the same period, the average short-term U.S. government fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.41%.

Q. WHAT FACTORS DROVE THE FUND'S PERFORMANCE DURING THE FIRST HALF OF 2001?

A. A weak economy, falling interest rates, and strong demand helped boost bond prices during the period. The U.S. economy slowed dramatically during the first half of this year, with the technology sector, in particular, slumping significantly. The job market also continued to deteriorate, threatening to pressure surprisingly resilient consumer confidence and spending. Fortunately, inflation has remained contained by historical standards, despite energy costs that escalated dramatically during the early part of the period before stabilizing towards the end. To bolster the economy, the Federal Reserve Board (the Fed) aggressively cut interest rates six times in as many months, dropping the Fed's key overnight target rate from well over 6% down to 3.75%. That was the Fed's most aggressive action since 1987. As short-term interest rates fell, short-term bond yields fell and their prices rose, boosting the fund's performance. Short-term bonds also were helped by strong demand as investors sought a relatively safer haven from a disappointing stock market.

Q. WHAT WAS YOUR INVESTMENT APPROACH DURING THIS TIME?

A. We continued to adhere to our time-tested approach of investing in a portfolio of government-quality securities with low price volatility and yields that, over a period of several years, may exceed the total return of most money market accounts. Each of our holdings meets the strict federal eligibility requirements for investments by banks and credit unions. In our view, this approach may help us to outpace the performance of a majority of money market accounts over most two- to three-year periods. (Bonds generally offer higher income than either CDs or money market funds. Money market funds seek to maintain a constant net asset value, although this is not guaranteed.)

Q. WHICH HOLDINGS PERFORMED WELL DURING THE PAST SIX MONTHS?

A. Despite fears of prepayment, our investments in mortgage securities performed quite well. Prepayments can accelerate in low interest rate environments, when a large number of homeowners typically refinance their mortgages. While refinancing is good news for homeowners because it reduces their interest costs, bondholders generally dislike it when refinancing activity increases. That's because the pools behind these mortgages prepay investors, potentially forcing them to reinvest the proceeds at lower interest rates. However, mortgage rates actually crept higher over the past six months, curtailing the rate of prepayments. Because their yields and prices were very attractive relative to Treasury securities, demand for mortgage securities was strong. (Principal value and interest on Treasury securities are guaranteed by the U.S government if held to maturity.)

   We favored 15-year mortgage securities, which, because of their relatively short life compared to traditional 30-year mortgages, have tended to be more resistant to prepayments. We also liked collateralized mortgage obligations
   (CMOs), which are debt securities that are backed by pools of mortgage-backed securities. Within the CMO market, we emphasized short-term maturities and the more conservative types that are issued by "AAA"-rated government agencies -- such as the Government National Mortgage Association (Ginnie
   Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) -- and that are bank and thrift eligible.

Q. HOW DID THE FUND'S HOLDINGS IN AGENCY SECURITIES PERFORM?

A. The securities we focused on -- those with two- or three-year maturities -- generally outperformed Treasury securities during the period. To understand why, it's helpful to look back at 2000, when agency securities came under pressure. First of all, the supply of agency securities expanded significantly last year as key issuers -- including Fannie Mae and Freddie Mac -- increased their issuance of debt. That pressure on agency securities was compounded by the fact that Congress was questioning the agencies' long-standing lines of credit that give implicit government backing to their securities. That, in turn, caused the spread -- or the difference in yield -- between Treasuries and agency debentures to widen and agency issues to cheapen relative to comparable Treasuries. That provided us an opportunity to add more agency debentures at attractive prices and yields because we felt that concern over the government backing issue was overblown, and we believed that in time, the furor would dissipate. Since then, supply has lightened up a bit, Congressional concern has abated, and demand for agencies has strengthened.

Q. WHAT'S YOUR OUTLOOK?

A. We expect that interest rates will be more stable than they have been over the past year, meaning that income, rather than price appreciation, will be a bigger source of bond returns in the foreseeable future. The Fed appears to be very close to the end of its cycle of easing monetary policy to stimulate the economy. Although the Fed may make further cuts to maintain consumer confidence during periods of weak employment growth, we think short-term rates will bottom in the 3.50% area. But on the other hand, given that many of the leading economic indicators have remained weak overall, stronger economic growth, which can lead to inflation, doesn't appear to be on the near-term horizon. Little or no inflation would, in all likelihood, eliminate the need for the Fed to do an about face and begin raising interest rates in the near future. Even if U.S. economic growth picks up, we think fears of a global recession are likely to continue. With a stable interest rate backdrop in mind, we plan to emphasize mortgage and agency securities, both of which have tended to yield more than Treasuries. Furthermore, our research shows that the slowing economy has translated into lower tax receipts and shrinking surpluses for the federal government. In our view, this means that the Treasury buyback story that powered the rally in Treasury securities last year is unlikely to be a major factor this year.

 /s/ D. Richard Smith

     D. Richard Smith
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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D. RICHARD SMITH, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND PORTFOLIO MANAGER OF OUR GOVERNMENT MORTGAGE AND LIMITED MATURITY FUNDS.

RICHARD JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET. HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS TO PRESERVE CAPITAL AND PROVIDE HIGH CURRENT
                        INCOME (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN MONEY MARKET INSTRUMENTS).

COMMENCEMENT OF
INVESTMENT OPERATIONS:  SEPTEMBER 26, 1988

CLASS INCEPTION:        CLASS A  SEPTEMBER 26, 1988
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS C  AUGUST 1, 1994
                        CLASS I   JANUARY 2, 1997

SIZE:                   $291.4 MILLION NET ASSETS AS OF JUNE 30, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

CLASS A

                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +3.43%        +8.19%       +17.90%       +32.39%         +74.57%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +8.19%       + 5.64%       + 5.77%         + 5.73%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --           +5.49%       + 4.75%       + 5.24%         + 5.46%
------------------------------------------------------------------------------------------------------------

CLASS B

                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +2.92%        +7.40%       +15.12%       +27.22%         +63.40%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +7.40%       + 4.80%       + 4.93%         + 5.03%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --           +3.40%       + 3.90%       + 4.61%         + 5.03%
------------------------------------------------------------------------------------------------------------

CLASS C

                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +3.01%        +7.33%       +14.90%       +26.79%         +64.43%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +7.33%       + 4.74%       + 4.86%         + 5.10%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --           +6.33%       + 4.74%       + 4.86%         + 5.10%
------------------------------------------------------------------------------------------------------------

CLASS I

                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +3.50%        +8.49%       +18.45%       +33.31%         +75.78%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +8.49%       + 5.81%       + 5.92%         + 5.80%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because the operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 2001

Government Agency                       49.0%
Mortgage Backed                         30.8%
U.S. Treasuries                         16.8%
Cash                                     3.4%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2001

Bonds - 97.2%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 80.3%
    Federal Home Loan Bank, 6.75s, 2002                                 $10,000       $     10,162,500
    Federal Home Loan Mortgage Corp., 4.5s, 2008                          9,184              9,037,905
    Federal Home Loan Mortgage Corp., 5.5s, 2017                         13,809             13,916,991
    Federal Home Loan Mortgage Corp., 6.625s, 2002                       20,000             20,531,200
    Federal Home Loan Mortgage Corp., 7s, 2003 - 2005                    35,500             37,164,080
    Federal Home Loan Mortgage Corp., 7.375s, 2003                       20,000             20,990,600
    Federal National Mortgage Assn., 6s, 2016 - 2021                     16,154             16,282,246
    Federal National Mortgage Assn., 6.3s, 2015                             990              1,009,049
    Federal National Mortgage Assn., 6.5s, 2015 - 2016                   25,198             25,281,779
    Federal National Mortgage Assn., 6.625s, 2002                        33,500             34,064,760
    Federal National Mortgage Assn., 7s, 2015                            12,772             12,998,465
    Federal National Mortgage Assn., 7.5s, 2015                           7,827              8,052,655
    Government National Mortgage Assn., 8s, 2015                          2,260              2,355,840
    Government National Mortgage Assn., 8.5s, 2002 - 2010                   797                841,451
    Government National Mortgage Assn., 9s, 2001 - 2007                   1,293              1,381,026
    Student Loan Marketing Assn., 4.75s, 2004                            20,000             19,871,800
                                                                                      ----------------
Total U.S. Government Agencies                                                        $    233,942,347
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.9%
    U.S. Treasury Notes, 7.875s, 2001                                   $ 7,800       $      7,837,752
    U.S. Treasury Notes, 6s, 2002                                         5,000              5,118,750
    U.S. Treasury Notes, 6.125s, 2002                                     6,000              6,142,500
    U.S. Treasury Notes, 6.25s, 2003                                     11,000             11,348,920
    U.S. Treasury Notes, 5.75s, 2005                                      7,100              7,271,891
    U.S. Treasury Notes, 4.25s, 2010                                      9,462             10,008,681
    U.S. Treasury Notes, 5s, 2011                                         1,500              1,455,225
                                                                                      ----------------
Total U.S. Treasury Obligations                                                       $     49,183,719
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $279,540,197)                                           $    283,126,066
------------------------------------------------------------------------------------------------------
Repurchase Agreement - 6.5%
------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/02/01, total to
      be received, $18,908,427 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                  $18,902       $     18,902,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $298,442,197)                                     $    302,028,066
Other Assets, Less Liabilities - (3.7)%                                                    (10,669,872)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $    291,358,194
------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
JUNE 30, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $298,442,197)        $302,028,066
  Investments of cash collateral for securities loaned, at
    identified cost and value                                    24,863,765
  Cash                                                                  411
  Receivable for fund shares sold                                 3,293,177
  Interest receivable                                             4,349,461
  Other assets                                                        1,724
                                                               ------------
    Total assets                                               $334,536,604
                                                               ------------
Liabilities:
  Distributions payable                                        $    429,446
  Payable for investments purchased                              10,059,792
  Payable for fund shares reacquired                              7,626,009
  Collateral for securities loaned, at value                     24,863,765
  Payable to affiliates -
    Management fee                                                    6,520
    Shareholder servicing agent fee                                   1,630
    Distribution and service fee                                     36,057
    Administrative fee                                                  285
  Accrued expenses and other liabilities                            154,906
                                                               ------------
      Total liabilities                                        $ 43,178,410
                                                               ------------
Net assets                                                     $291,358,194
                                                               ============
Net assets consist of:
  Paid-in capital                                              $321,390,206
  Unrealized appreciation on investments                          3,585,869
  Accumulated net realized loss on investments                  (32,651,512)
  Accumulated distributions in excess of net
    investment income                                              (966,369)
                                                               ------------
      Total                                                    $291,358,194
                                                               ============
Shares of beneficial interest outstanding                       35,251,519
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $184,678,686 / 22,313,709 shares of
     beneficial interest outstanding)                             $8.28
                                                                  =====
  Offering price per share (100 / 97.5 of net asset
    value per share)                                              $8.49
                                                                  =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $76,779,256 / 9,303,481 shares of
     beneficial interest outstanding)                             $8.25
                                                                  =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $29,900,136 / 3,634,315 shares of
     beneficial interest outstanding)                             $8.23
                                                                  =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $116 / 14.01 shares of beneficial interest
     outstanding)                                                 $8.28
                                                                  =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                $  8,383,327
                                                                 ------------
  Expenses -
    Management fee                                               $    547,745
    Trustees' compensation                                             22,073
    Shareholder servicing agent fee                                   136,936
    Distribution and service fee (Class A)                            136,597
    Distribution and service fee (Class B)                            308,838
    Distribution and service fee (Class C)                            122,601
    Administrative fee                                                 23,964
    Custodian fee                                                      46,744
    Printing                                                           12,706
    Postage                                                            14,563
    Auditing fees                                                      18,146
    Legal fees                                                          1,290
    Miscellaneous                                                      77,572
                                                                 ------------
      Total expenses                                             $  1,469,775
    Fees paid indirectly                                              (17,472)
                                                                 ------------
      Net expenses                                               $  1,452,303
                                                                 ------------
        Net investment income                                    $  6,931,024
                                                                 ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on
    investment transactions                                      $  1,153,109
  Change in unrealized appreciation on investments                    522,520
                                                                 ------------
        Net realized and unrealized gain on investments          $  1,675,629
                                                                 ------------
          Increase in net assets from operations                 $  8,606,653
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED               YEAR ENDED
                                                                    JUNE 30, 2001        DECEMBER 31, 2000
                                                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $   6,931,024            $  15,326,963
  Net realized gain (loss) on investments                               1,153,109               (5,544,155)
  Net unrealized gain on investments                                      522,520                8,270,301
                                                                    -------------            -------------
    Increase in net assets from operations                          $   8,606,653            $  18,053,109
                                                                    -------------            -------------
Distributions declared to shareholders -
  From net investment income (Class A)                              $  (5,292,355)           $ (10,969,367)
  From net investment income (Class B)                                 (1,704,113)              (3,095,344)
  From net investment income (Class C)                                   (611,500)              (1,031,470)
  From net investment income (Class I)                                         (3)                      (7)
                                                                    -------------            -------------
    Total distributions declared to shareholders                    $  (7,607,971)           $ (15,096,188)
                                                                    -------------            -------------
Net increase (decrease) in net assets from fund share
  transactions                                                      $  26,886,104            $ (26,552,269)
                                                                    -------------            -------------
      Total increase (decrease) in net assets                       $  27,884,786            $ (23,595,348)
Net assets:
  At beginning of period                                              263,473,408              287,068,756
                                                                    -------------            -------------
At end of period (including accumulated distributions in
  excess of net investment income of $966,369 and $289,422,
  respectively)                                                     $ 291,358,194            $ 263,473,408
                                                                    =============            =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                JUNE 30, 2001              2000            1999            1998            1997            1996
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $ 8.24            $ 8.14          $ 8.42          $ 8.40          $ 8.41          $ 8.68
                                       ------            ------          ------          ------          ------          ------

Income from investment operations#(S) -
  Net investment income                $ 0.22            $ 0.50          $ 0.48          $ 0.50          $ 0.53          $ 0.56
  Net realized and unrealized
    gain (loss) on investments           0.06              0.10           (0.29)           0.02           (0.02)          (0.30)
                                       ------            ------          ------          ------          ------          ------
      Total from investment operations $ 0.28            $ 0.60          $ 0.19          $ 0.52          $ 0.51          $ 0.26
                                       ------            ------          ------          ------          ------          ------

Less distributions declared to
  shareholders
  from net investment income           $(0.24)           $(0.50)         $(0.47)         $(0.50)         $(0.52)         $(0.53)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 8.28            $ 8.24          $ 8.14          $ 8.42          $ 8.40          $ 8.41
                                       ======            ======          ======          ======          ======          ======
Total return(+)                          3.43%++           7.57%           2.31%           6.34%           6.30%           2.98%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             0.81%+            0.81%           0.81%           0.84%           0.84%           0.84%
  Net investment income(S)               5.33%+            6.15%           5.76%           5.95%           6.27%           6.55%
Portfolio turnover                         51%              152%            165%            368%            266%            301%
Net assets at end of period
 (000 Omitted)                       $184,679          $185,701        $191,955        $215,877        $190,039        $226,976

(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June
    30, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains per share by
    $0.02, and decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                  SIX MONTHS ENDED         --------------------------------------------------------------------
                                     JUNE 30, 2001             2000           1999           1998           1997           1996
                                       (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $ 8.22           $ 8.12         $ 8.40         $ 8.39         $ 8.39         $ 8.67
                                            ------           ------         ------         ------         ------         ------
Income from investment operations#(S) -
  Net investment income                     $ 0.19           $ 0.43         $ 0.41         $ 0.43         $ 0.46         $ 0.47
  Net realized and unrealized gain
    (loss) on investments                     0.05             0.10          (0.29)          0.01           --            (0.30)
                                            ------           ------         ------         ------         ------         ------
      Total from investment operations      $ 0.24           $ 0.53         $ 0.12         $ 0.44         $ 0.46         $ 0.17
                                            ------           ------         ------         ------         ------         ------
Less distributions declared to shareholders
  from net investment income                $(0.21)          $(0.43)        $(0.40)        $(0.43)        $(0.46)        $(0.45)
                                            ------           ------         ------         ------         ------         ------
Net asset value - end of period             $ 8.25           $ 8.22         $ 8.12         $ 8.40         $ 8.39         $ 8.39
                                            ======           ======         ======         ======         ======         ======
Total return                                  2.92%++          6.77%          1.50%          5.43%          5.61%          2.08%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                  1.58%+           1.59%          1.61%          1.60%          1.63%          1.72%
  Net investment income(S)                    4.58%+           5.39%          4.96%          5.17%          5.48%          5.67%
Portfolio turnover                              51%             152%           165%           368%           266%           301%
Net assets at end of period (000
 Omitted)                                  $76,779          $58,004        $71,472        $68,867        $34,843        $34,643

(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium of debt securities. The effect of this change for the six months ended June
    30, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains per share by
    $0.02, and decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                JUNE 30, 2001              2000            1999            1998            1997            1996
                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $ 8.19            $ 8.09          $ 8.38          $ 8.37          $ 8.37          $ 8.65
                                       ------            ------          ------          ------          ------          ------

Income from investment
  operations#(S) -
  Net investment income                $ 0.18            $ 0.42          $ 0.41          $ 0.43          $ 0.45          $ 0.48
  Net realized and unrealized
    gain (loss) on investments           0.07              0.10           (0.30)           0.01            --             (0.30)
                                       ------            ------          ------          ------          ------          ------
      Total from investment operations $ 0.25            $ 0.52          $ 0.11          $ 0.44          $ 0.45          $ 0.18
                                       ------            ------          ------          ------          ------          ------

Less distributions declared to
  shareholders
  from net investment income           $(0.21)           $(0.42)         $(0.40)         $(0.43)         $(0.45)         $(0.46)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 8.23            $ 8.19          $ 8.09          $ 8.38          $ 8.37          $ 8.37
                                       ======            ======          ======          ======          ======          ======
Total return                             3.01%++           6.71%           1.33%           5.35%           5.56%           2.12%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.67%+            1.67%           1.66%           1.69%           1.69%           1.69%
  Net investment income(S)               4.48%+            5.31%           4.91%           5.10%           5.42%           5.68%
Portfolio turnover                         51%              152%            165%            368%            266%            301%
Net assets at end of period
 (000 Omitted)                        $29,900           $19,769         $23,642         $24,286         $18,192         $22,215

(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium of debt securities. The effect of this change for the six months ended June
    30, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains per share by
    $0.02, and decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
                                                                               DECEMBER 31,                      PERIOD ENDED
                                        SIX MONTHS ENDED        -------------------------------------------      DECEMBER 31,
                                           JUNE 30, 2001             2000              1999            1998             1997*
                                             (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.24           $ 8.12            $ 8.40          $ 8.40            $ 8.40
                                                  ------           ------            ------          ------            ------
Income from investment operations#(S) -
  Net investment income                          $  0.21          $  0.50           $  0.51         $  0.46           $  0.53
  Net realized and unrealized gain (loss) on
    investments                                     0.08             0.12             (0.31)           0.05              --
                                                  ------           ------            ------          ------            ------
      Total from investment operations            $ 0.29           $ 0.62            $ 0.20          $ 0.51            $ 0.53
                                                  ------           ------            ------          ------            ------
Less distributions declared to shareholders
  from net investment income                      $(0.25)          $(0.50)           $(0.48)         $(0.51)           $(0.53)
                                                  ------           ------            ------          ------            ------
Net asset value - end of period                   $ 8.28           $ 8.24            $ 8.12          $ 8.40            $ 8.40
                                                  ======           ======            ======          ======            ======
Total return                                        3.50%++          8.00%             2.46%           6.25%             6.55%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                        0.66%+           0.66%             0.66%           0.66%             0.69%+
  Net investment income(S)                          5.26%+           6.30%             5.91%           6.23%             6.42%+
Portfolio turnover                                    51%             152%              165%            368%              266%
Net assets at end of period
  (000 Omitted)                                   $ --  +++        $ --  +++         $ --  +++         $185              $182

(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium of debt securities. The effect of this change for the six months ended June
    30, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains per share by
    $0.02, and decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Limited Maturity Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At June 30, 2001, the value of securities loaned was $24,378,055. These loans were collateralized by cash of $24,863,765 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
ISSUER                                                SHARES         AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime
Portfolio                                         24,863,765       $24,863,765

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to amortization and accretion on debt securities.

At December 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $32,709,497 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE                                 AMOUNT
            ------------------------------------------------------
            December 31, 2002                        $(12,883,519)
            December 31, 2003                          (2,302,419)
            December 31, 2004                          (4,284,511)
            December 31, 2005                          (3,064,412)
            December 31, 2007                          (5,108,829)
            December 31, 2008                          (5,065,807)
                                                     ------------
              Total                                  $(32,709,497)
                                                     ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of (i) 0.40% of the fund's average daily net assets or (ii) 0.38% of the fund's average daily net assets and 5.36% of gross investment income.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,101 for the six months ended June 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $33,137 for the six months ended June 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% for an indefinite period of time) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,264 for the six months ended June 30, 2001. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,701 and $59 for Class B and Class C shares, respectively, for the six months ended June 30, 2001. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.92% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2001, were $22,066, $81,377 and $8,401 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                     $164,922,957      $132,696,364
                                               ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $299,277,313
                                                                 ------------
Gross unrealized appreciation                                    $  3,283,326
Gross unrealized depreciation                                        (532,573)
                                                                 ------------
    Net unrealized appreciation                                  $  2,750,753
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                    SIX MONTHS ENDED JUNE 30, 2001             YEAR ENDED DECEMBER 31, 2000
                                   -------------------------------          -------------------------------
                                        SHARES              AMOUNT               SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                         12,593,538       $ 104,487,480           25,416,802       $ 206,778,409
Shares issued to shareholders in
 reinvestment of distributions         424,783           3,525,590              911,380           7,415,577
Shares reacquired                  (13,241,781)       (109,812,308)         (27,378,080)       (222,557,749)
                                   -----------       -------------          -----------       -------------
    Net decrease                      (223,460)      $  (1,799,238)          (1,049,898)      $  (8,363,763)
                                   ===========       =============          ===========       =============


Class B shares

                                    SIX MONTHS ENDED JUNE 30, 2001             YEAR ENDED DECEMBER 31, 2000
                                   -------------------------------          -------------------------------
                                        SHARES              AMOUNT               SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                          3,919,051       $  32,461,822            3,427,447       $  27,844,953
Shares issued to shareholders in
 reinvestment of distributions         134,034           1,109,038              246,078           1,995,759
Shares reacquired                   (1,809,587)        (14,973,442)          (5,419,344)        (43,939,665)
                                   -----------       -------------          -----------       -------------
    Net increase (decrease)          2,243,498       $  18,597,418           (1,745,819)      $ (14,098,953)
                                   ===========       =============          ===========       =============

Class C shares

                                    SIX MONTHS ENDED JUNE 30, 2001             YEAR ENDED DECEMBER 31, 2000
                                   -------------------------------          -------------------------------
                                        SHARES              AMOUNT               SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                          2,173,064       $  17,942,951            2,133,972       $  17,260,086
Shares issued to shareholders in
 reinvestment of distributions          48,741             402,074               89,743             725,912
Shares reacquired                   (1,000,764)         (8,257,103)          (2,731,116)        (22,075,573)
                                   -----------       -------------          -----------       -------------
    Net increase (decrease)          1,221,041       $  10,087,922             (507,401)      $  (4,089,575)
                                   ===========       =============          ===========       =============

Class I shares

                                    SIX MONTHS ENDED JUNE 30, 2001             YEAR ENDED DECEMBER 31, 2000
                                   -------------------------------          -------------------------------
                                        SHARES              AMOUNT               SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               --         $        --                   --         $        --
Shares issued to shareholders in
 reinvestment of distributions            --                     2                    1                  22
Shares reacquired                         --                  --                   --                  --
                                   -----------       -------------          -----------       -------------
    Net increase                          --         $           2                    1       $          22
                                   ===========       =============          ===========       =============


(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended June 30, 2001, was $1,675. The fund had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $624,253 reduction in cost of securities and a corresponding $624,253 increase in net unrealized appreciation, based on securities held by the fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $593,415, increase net unrealized appreciation by $210,862, and increase net realized gains by $382,553. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) GOVERNMENT LIMITED MATURITY FUND

TRUSTEES                                ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor   Mark E. Bradley*
                                        Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of      Laura F. Healy*
Cardiac Surgery, Brigham and Women's    Ellen Moynihan*
Hospital; Professor of Surgery,         Secretary
Harvard Medical School                  Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+     ASSISTANT SECRETARY
- Chief Executive Officer, Edmund       James R. Bordewick, Jr.*
Gibbons Ltd.; Chairman, Colonial
Insurance Company, Ltd.                 CUSTODIAN
                                        State Street Bank and Trust Company
Abby M. O'Neill + - Private Investor
                                        INVESTOR INFORMATION
Walter E. Robb, III + - Principal,      For information on MFS mutual funds,
Robb Associates (corporate financial    call your investment professional or,
consultants); President, Benchmark      for an information kit, call toll
Consulting Group, Inc. (office          free: 1-800-637-2929 any business day
services)                               from 9 a.m. to 5 p.m. Eastern time (or
                                        leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President and Director, MFS        INVESTOR SERVICE
Investment Management                   MFS Service Center, Inc.
                                        P.O. Box 2281
Jeffrey L. Shames* - Chairman and       Boston, MA 02107-9906
Chief Executive Officer, MFS
Investment Management                   For general information, call toll
                                        free: 1-800-225-2606 any business day
J. Dale Sherratt + - President,         from 8 a.m. to 8 p.m. Eastern time.
Insight Resources, Inc. (acquisition
planning specialists)                   For service to speech- or
                                        hearing-impaired individuals, call
Ward Smith + - Private Investor         toll free: 1-800-637-6576 any business
                                        day from 9 a.m. to 5 p.m. Eastern
INVESTMENT ADVISER                      time. (To use this service, your phone
Massachusetts Financial Services        must be equipped with a
Company                                 Telecommunications Device for the
500 Boylston Street                     Deaf.)
Boston, MA 02116-3741
                                        For share prices, account balances,
DISTRIBUTOR                             exchanges, or stock and bond outlooks,
MFS Fund Distributors, Inc.             call toll free: 1-800-MFS-TALK
500 Boylston Street                     (1-800-637-8255) anytime from a
Boston, MA 02116-3741                   touch-tone telephone.

CHAIRMAN AND PRESIDENT                  WORLD WIDE WEB
Jeffrey L. Shames*                      www.mfs.com
Portfolio Manager
D. Richard Smith*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) GOVERNMENT                                               -------------
LIMITED MATURITY FUND                                             PRSRT STD
                                                                U. S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                                MFS
                                                                -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                   MGL-3 8/01 20M 28/228/328/828